Exhibit 10.16

Execution Version

ALTI GLOBAL, INC.

Dealer Manager and Solicitation Agent Agreement

May 5, 2023

Oppenheimer & Co. Inc,

as Dealer Manager

85 Broad Street, 23rd Floor

New York, NY 10004

Ladies and Gentlemen:

AlTi Global, Inc., a Delaware corporation (the “Company” or “we”), plans to make an offer (such offer as described in the Prospectus (as defined below), together with the related Consent Solicitation (as defined below), the “Exchange Offer”), for any and all of its outstanding Public Warrants and Private Warrants (collectively, the “Warrants”) in exchange for consideration consisting of 0.25 shares of Class A Common Stock (the “Shares”) for each Warrant tendered, on the terms and subject to the conditions set forth in the Offering Documents. Certain terms used herein are defined in Section 19 of this Dealer Manager and Solicitation Agent Agreement (this “Agreement”).

Concurrently with making the offer to exchange described in the preceding paragraph, the Company plans to solicit consents (the “Consents”) from the holders of Warrants (as described in the Offering Documents, the “Consent Solicitation”) to make certain amendments to the terms of the Warrants. Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the holders of at least 65% of the number of the outstanding Public Warrants and from at least 65% of the number of the outstanding Private Warrants (which is the minimum number required to amend that certain Amended and Restated Warrant Agreement, dated as of January 3, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, (the “Warrant Agreement”)), the proposed amendment to the Warrant Agreement set forth in the Offering Documents shall be adopted. To the extent we receive the Consents of less than 65% for either the Public Warrants or Private Warrants, we will still purchase any Warrants tendered in the Exchange Offer and, if sufficient Consents were received with respect to one class of Warrants but not the other, the amendment to the Warrant Agreement shall be adopted with respect to such class.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 13 of Form S-4 which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1. Appointment as Dealer Manager and Solicitation Agent.

(a) Oppenheimer & Co. Inc. will act as the exclusive dealer manager and solicitation agent for the Exchange Offer and the Consent Solicitation (the “Dealer Manager” or “you”) in accordance with your customary practices, including without limitation to use commercially reasonable efforts to solicit tenders pursuant to the Exchange Offer, the solicitation of Consents pursuant to the Consent Solicitation and assisting in the distribution of the Offering Documents and to perform such services as are customarily performed by investment banking firms acting as dealer managers and solicitation agents of an exchange offer of like nature.

(b) You agree that all actions taken by you as Dealer Manager have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which you are a member and of FINRA.

(c) The Dealer Manager, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Dealer Manager has no obligation to the Company, pursuant to this Agreement or otherwise, to tender or refrain from tendering Warrants beneficially owned by it in any Exchange Offer (or to deliver Consents in any related Consent Solicitation). The Dealer Manager acknowledges and agrees that if any Exchange Offer is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Dealer Manager or otherwise to hold the Dealer Manager harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

(d) The Company agrees that it will not file, use or publish any material in connection with the Exchange Offer, use the name Oppenheimer or Oppenheimer & Co. Inc. or refer to you or your relationship with the Company, without your prior written consent to the form of such use or reference. There shall be no fee for any such permitted use or reference other than as set forth herein.

2. Compensation. The Company shall pay to you, promptly after the Expiration Date, in respect of your services as Dealer Manager, the fee set forth in the attached Schedule A (the “Fee”). All payments due under the Agreement are to be made in U.S. dollars, free and clear of, and without deduction for, any set-off, claim or applicable taxes except as otherwise required by applicable law; provided that the Company will pay such additional amount as will result in the Dealer Manager receiving and retaining (after any deduction or withholding) an amount equal to the payment that would have been due if no such deduction or withholding had been required or made. For this purpose, “taxes” means all forms of taxation, duties (including stamp duty), levies, imposts, charges and withholdings (including any related or incidental penalty, fine, interest or surcharge), in each case, in the nature of a tax and imposed by a taxing authority, and whether required by the law or regulations of the United States or elsewhere.

The Company shall also promptly reimburse you in accordance with the Engagement Letter dated as of March 24, 2023, between you and the Company (the “Engagement Letter”).

3. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 3:

(a) Form S-4. The Company has prepared and, on or about the date hereof, has filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Shares in connection with the Exchange Offer. If the Exchange Offer is to be consummated, the Pre-Effective Registration Statement, as amended, will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any other federal, state or local or other governmental or regulatory agency, authority or instrumentality or court or arbitrator for the amending or supplementing of the Offering Documents or for additional information will have been complied with prior to the Expiration Date. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

(b) Pre-Effective Registration Statement, Registration Statement, Preliminary Prospectus and Prospectus. (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and any Preliminary Prospectus used to solicit tenders and consents and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, and will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Securities Act (if it is so filed) and the Exchange Date, will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement together with any amendment thereto as of the Commencement Date did not contain, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date will not contain, any untrue statement of a material fact and did not omit, or will not omit, as applicable, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any Preliminary Prospectus used to solicit tenders and consents as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information shall include only the name and the contact information of the Dealer Manager.

(c) Documents Incorporated by Reference. The documents incorporated by reference in the Schedule TO, the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(d) Schedule TO. (i) On the Commencement Date, the Company will duly file with the Commission the Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been or will be furnished to the Dealer Manager; (ii) any amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent or given to holders of Warrants will be furnished to you prior to any such amendment, filing, publication or distribution; (iii) the Schedule TO as so filed and as amended or supplemented from time to time will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and (iv) the Schedule TO as filed or as amended or supplemented from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO made in reliance on and in conformity with the Dealer Manager Information.

(e) Rule 165 Material. The Rule 165 Material when filed with the Commission complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Rule 165 Material made in reliance upon and in conformity with the Dealer Manager Information.

(f) No Stop Orders. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

(g) Emerging Growth Company. From the time of initial filing of the Pre-Effective Registration Statement with the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(h) Testing-the-Waters Materials. The Company has not engaged in any Testing-the-Waters Communication with any person and has not authorized anyone other than the Dealer Manager to engage in Testing-the-Waters Communications. The Company reconfirms that the Dealer Manager has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(i) Financial Statements. The financial statements included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and (i) other than the Alvarium Financial Statements, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby and (ii) in the case of the Alvarium Financial Statements, such financial statements have been prepared in conformity with generally accepted accounting principles in the United Kingdom (“U.K. GAAP”) applied on a consistent basis throughout the periods covered thereby, except, in each case, for any normal year-end adjustments in the quarterly financial statements of the relevant entity. The other financial information included or incorporated by reference in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The pro forma financial statements and the related notes thereto include in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(j) Statistical and Market Data. The statistical, industry-related and market-related data included or incorporated by reference in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case, in all material respects.

(k) No Material Adverse Change. There has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, since the date of the latest audited financial statements included within the Commission Reports, except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus.

(l) Organization and Good Standing. The Company (i) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its property and to conduct its business as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and (ii) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

(m) Significant Subsidiaries. Each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (the “Significant Subsidiaries”) (i) has been duly incorporated, organized or formed, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation (to the extent the concept of good standing or any functional equivalent is applicable in such jurisdiction), has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and (ii) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. All of the issued shares of capital stock or other equity interests of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims that would not be material to the Company and its subsidiaries, taken as a whole.

(n) Capitalization. The Company has an authorized capitalization as set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus. All the outstanding shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Preliminary Prospectus and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus; and all the outstanding shares or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus. The Shares to be issued in exchange for the Warrants as contemplated by the Offering Documents have been duly and validly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Class A Common Stock contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus; and the issuance of the Shares as contemplated by the Offering Documents will not give rise to any preemptive or similar rights, other than those which have been waived or satisfied.

(o) Required Filings. The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case, on the date of their first use.

(p) Compliance. The Company has complied in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has not received from the Commission any written comments, questions or requests for modification of disclosure in respect of any Commission Reports, except for comments, questions or requests (i) that have been satisfied by the provision of supplemental information to the staff of the Commission or (ii) in respect of which the Company has agreed with the staff of the Commission to make a prospective change in future Commission Reports, of which agreement the Dealer Manager and its counsel have been made aware.

(q) Stock Options. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares of Class A Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding restricted stock units, options, rights or warrants.

(r) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(s) Dealer Manager and Solicitation Agent Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(t) No Violation or Default. Neither the Company nor any of its subsidiaries: (i) is in violation of its certificate of incorporation, bylaws, limited partnership agreement or operating agreement (or other applicable organization document), as applicable, (ii) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would reasonably be expected to result in a default by the Company or any of its subsidiaries under), nor has the Company or any of its subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, deed of trust, loan or credit agreement, lease or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (iii) is in violation of any judgment, decree or order of any court, arbitrator or other Governmental Authority or (iv) is or has been in violation of any statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in the case of each of clauses (ii), (iii) and (iv) as would not reasonably be expected to result in a Material Adverse Effect.

(u) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the conduct and consummation of the Exchange Offer and the consummation by the Company of any other transactions contemplated by this Agreement or the Preliminary Prospectus and the Prospectus will not (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with or violate any provision of any of the Company’s subsidiaries’ certificates or articles of incorporation, bylaws or other organizational or charter documents, (iii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction upon any of the properties or assets of the Company or any of its subsidiaries or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iv) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of its subsidiaries is bound or affected; except in the case of each of clauses (ii), (iii) and (iv), such as would not reasonably be expected to result in a Material Adverse Effect.

(v) No Consents Required. The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained or made, as may be required by the securities or Blue Sky laws of the various states or the rules and regulations of FINRA in connection with the offer and sale of the Shares.

(w) No Legal Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than proceedings accurately described in all material respects in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and proceedings that would not reasonably be expected to have a Material Adverse Effect, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus or (ii) that are required to be described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

(x) Independent Accountants.

(i) Marcum LLP, who have certified certain financial statements of Cartesian Growth Corporation, for the applicable periods, and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(ii) KPMG LLP, who have certified certain consolidated financial statements of Tiedeman Wealth Management Holdings, LLC and its subsidiaries, for the applicable periods, and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(iii) Citrin Cooperman & Company, LLP, who have certified certain combined and consolidated financial statements of TIG Trinity Management, LLC and its subsidiary and TIG Trinity GP, LLC and its subsidiaries, for the applicable periods, and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and included in each of the Pre- Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(iv) KPMG LLP, who have certified certain consolidated financial statements of Alvarium and its subsidiaries, for the applicable periods, and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(y) Title to Real and Personal Property. The Company and each of its subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property (other than with respect to intellectual property which is addressed exclusively in subsection (z)) owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, except to the extent that the failure to have good and marketable title to any real or personal property would not reasonably be expected to have a Material Adverse Effect (other than with respect to intellectual property which is addressed exclusively in subsection (z)), in each case free and clear of all liens, encumbrances and defects except such liens, encumbrances and defects would not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (subject to the effects of (x) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally and (y) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity)) with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(z) Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries own or have a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and all other worldwide intellectual property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing) (collectively, “Intellectual Property Rights”) used or held for use in any material respect, or reasonably necessary to the conduct of their respective businesses as now conducted by them; (ii) the Intellectual Property Rights owned by the Company and its subsidiaries and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Company and its subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of, or any rights of the Company or any of its subsidiaries in, any such Intellectual Property Rights (excluding office actions and other similar prosecution-related processes or proceedings by intellectual property registries and offices, including the USPTO); (iii) neither the

Company nor any of its subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights; (iv) to the Company’s knowledge, no Person is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned or controlled by the Company or any of its subsidiaries; (v) to the Company’s knowledge, neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Person, and the conduct of each of the respective businesses of the Company and its subsidiaries as described in Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus will not knowingly infringe, misappropriate, or otherwise violate any Intellectual Property Rights of any Person; (vi) all employees or contractors engaged in the development of any Intellectual Property Rights on behalf of the Company or any of its subsidiaries have executed an invention assignment agreement or are otherwise subject to contractual provisions whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or its applicable subsidiary, and to the Company’s knowledge no such agreement has been breached or violated; and (vii) the Company and its subsidiaries use, and have used, commercially reasonable efforts in accordance with customary industry practice to appropriately maintain the confidentiality of all Intellectual Property Rights owned by them, including maintenance and protection of all information intended to be maintained as a trade secret.

(aa) Data Privacy. (i) The Company and each of its subsidiaries have complied and are presently in compliance with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Company or any of its subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data or information (“Data Security Obligations”); (ii) the Company and its subsidiaries have not received any notification of or complaint regarding non-compliance in any material respect with any Data Security Obligation by the Company or any of its subsidiaries; and (iii) to the knowledge of the Company, there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or to the knowledge of the Company or its subsidiaries threatened alleging non-compliance with any Data Security Obligation by the Company or any of its subsidiaries; except in the case of each of clauses (i), (ii) and (iii) as would not reasonably be expected to result in a Material Adverse Effect.

(bb) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and that is not so described in such documents.

(cc) Investment Company Act. None of the Company or any of its subsidiaries is, or after giving effect to the consummation of the Exchange Offer and the Consent Solicitation will be, required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(dd) Taxes. The Company and each of its subsidiaries (i) have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions to file such returns (except where the failure to file would not reasonably be expected to have a Material Adverse Effect) and (ii) have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has (i) not been paid (except as currently being contested in good faith and for which reserves have been created in the financial statements of the Company) and (ii) has had (nor does the Company nor any of its subsidiaries have any knowledge of any tax deficiency which would reasonably be expected to be determined adversely to the Company or its subsidiaries and which would reasonably be expected to have) a Material Adverse Effect.

(ee) Licenses and Permits. The Company and each of its subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (“Permits”), except to the extent that the failure to possess such Permits would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any written notice of proceedings relating to the revocation or modification of any such Permit which if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(ff) RIA Compliance Matters.

(i) Except as would not reasonably be expected to be individually or in the aggregate have a Material Adverse Effect, each RIA Entity is and has been at all times required under applicable law since January 1, 2018, duly registered as an investment adviser under applicable law (if required to be so registered under applicable law) or exempt therefrom. Except for the RIA Entities, neither the Company nor any of its subsidiaries provides investment management or investment advisory services, including any sub-advisory services, that involve acting as an “investment adviser” within the meaning of the Investment Advisers Act (“Investment Advisory Services”) in any jurisdiction where it is not registered to do so or is required to be registered to provide Investment Advisory Services under applicable law, except in either case as would not reasonably be expected to have a Material Adverse Effect.

(ii) Since January 1, 2018, each Form ADV Part 1A, Part 2A, and any part 2B, as applicable (“Form ADV”) and each amendment to Form ADV of each RIA Entity has been timely filed and as of the date of filing with the Commission did not, as of such respective date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except as would not reasonably be expected to have a Material Adverse Effect.

(iii) Each RIA Entity has designated and approved a chief compliance officer in accordance with Rule 206(4)-7 under the Investment Advisers Act. Each RIA Entity has established in compliance with requirements of applicable law, and maintained in effect at all times required by applicable law since January 1, 2018, (i) written anti-money laundering policies and procedures that incorporate, among other things, a written customer identification program, (ii) a code of ethics and a written policy regarding insider trading and the protection of material non-public information, (iii) written cyber security and identity theft policies and procedures, (iv) written policies and procedures designed to protect nonpublic personal information about clients and other third parties, (v) written recordkeeping policies and procedures, and (vi) other policies required to be maintained by such RIA Entity under applicable law, including under the Investment Advisers Act and Regulation S-P except, in each case under clauses (i)-(vii), as would not reasonably be expected to have a Material Adverse Effect.

(iv) With respect to each RIA Entity registered as an investment adviser under the Investment Advisers Act, except as would not reasonably be expected to be, individually or in the aggregate have a Material Adverse Effect, (i) none of such RIA Entity, its control persons, its directors, officers, or employees (other than employees whose functions are solely clerical or ministerial), nor, to the knowledge of the Company, any of such RIA Entity’s other “person associated with an investment adviser” (as defined in Section 202(a)(17) of the Investment Advisers Act, an “Investment Advisers Act Associated Person”) is (A) subject to ineligibility pursuant to Section 203 of the Investment Advisers Act to serve as a registered investment adviser or as an “associated person” of a registered investment adviser, (B) subject to disqualification from being a registered investment adviser or Investment Advisers Act Associated Person pursuant to Rule 206(4)-1 under the Investment Advisers Act or (C) subject to a “Bad Actor” disqualification under Rule 506(d) of Regulation D under the Securities Act, unless in the case of clause (A), (B) or (C), such RIA Entity or “Investment Advisers Act Associated Person” has received effective exemptive relief from the Commission with respect to such ineligibility or disqualification, nor (ii) is there any Action pending or, to the knowledge of the Company, threatened in writing by any Governmental Authority that would reasonably be expected to result in the ineligibility or disqualification of such RIA Entity, or any of its “associated persons” to serve in such capacities or that would provide a basis for such ineligibility or disqualification. None of the Company, any of the its subsidiaries, any officer, director or employee thereof or, to the knowledge of the Company, any other “affiliated person” (as defined in Section 2(a)(3) of the Investment Company Act) thereof is subject to ineligibility pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve In any capacity referred to in Section 9(a) thereof to a Public Fund, nor is there any Action pending or, to the knowledge of the Company, threatened in writing, by any Governmental Authority, which would provide a basis for such ineligibility which would reasonably be expected to be, individually or in the aggregate have a Material Adverse Effect. Each employee of the Company or any of its subsidiaries who is required to be registered or licensed as a registered representative, principal, investment adviser representative, salesperson or equivalent with any Governmental Authority is duly registered or licensed as such and such registration or license is in full force and effect, except as would not reasonably be expected to have a Material Adverse Effect.

(v) Each RIA Entity is, and since January 1, 2018 has been, in compliance with (i) the applicable provisions of the Investment Advisers Act and/or (ii) all other applicable laws of the jurisdictions in which such RIA Entity acts as an investment adviser, except in each case under the foregoing clauses (i) and (ii), as would not reasonably be expected to have a Material Adverse Effect.

(vi) No RIA Entity is currently subject to, or has received written notice of, an examination, inspection, investigation or inquiry by a Governmental Authority. Each RIA Entity that has in the past undergone an examination, inspection, investigation or inquiry from a Governmental Authority and that has received, at the conclusion thereof, communication from such Governmental Authority regarding the outcome of such examination, inspection, investigation or inquiry (e.g., a “deficiency letter” or other such communication), has (i) timely responded, to the extent required, to such communication and (ii) remedied or otherwise corrected any issue(s) or compliance matter(s) identified in such communication in the manner asserted in such responsive communication, and has experienced no repeated incidents of the nature identified by the Governmental Authority in its communication to the RIA Entity that would lead to possible “recidivist” status, except to the extent as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its subsidiaries (including as a result of discovery by any Governmental Authority in a future examination, inspection, investigation or inquiry), taken as a whole.

(vii) Each RIA Entity has adopted and implemented a pay-to-play policy required by Rule 206(4)-5 under the Investment Advisers Act. Each RIA Entity has adopted and implemented policies of similar effect where required by Governmental Authorities, as applicable. To the knowledge of the Company, the activities of each RIA Entity’s “covered associates” as defined under Rule 206(4)-5, or the equivalent in another jurisdiction, do not impair the ability of any RIA Entity to continue to retain and receive investment advisory revenues from any Person due to Rule 206(4)-5 under the Investment Advisers Act or a similar pay-to-play rule in another jurisdiction. No RIA Entity is prohibited from charging fees to any Person pursuant to “pay-to-play” rule or requirement applicable to such RIA Entity (including, with respect to each RIA Entity, Rule 206(4)-5 under the Investment Advisers Act), except as would not reasonably be expected to have a Material Adverse Effect.

(viii) Neither the Company nor any of its subsidiaries has, since January 1, 2018, entered into or been a party to any effective agreement with any person to (i) solicit or find investors for investment in any Fund or (ii) solicit or find investment advisory clients for the Company or any of its subsidiaries, except (A) in the case of (i), persons who either are and at all times relevant were registered with any and all Government Authorities and/or Self-Regulatory Organizations as required by applicable law to conduct such activities or are and at all times relevant were exempt from such registration under applicable law and (B) in the case of (ii), pursuant to a written agreement in conformance with the “cash solicitation rule” prior to November 4, 2022, and the “marketing rule” November 4, 2022 and after, under the Investment Advisers Act.

(gg) Broker-Dealer.

(i) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(A) Each Broker-Dealer Subsidiary has been duly registered as a Broker-Dealer with the Commission and each state and other jurisdictions in which it is required to be so registered. Each Broker-Dealer Subsidiary is, and has been a member in good standing of FINRA and each other Self-Regulatory Organization of which it is required to be a member. Each natural Person whose functions require him or her to be licensed as a representative or principal of, and registered with, each Broker-Dealer Subsidiary is registered with FINRA and all applicable states and other jurisdictions, such registrations are not and have not been, suspended, revoked or rescinded and remain in full force and effect, and no such natural Person is registered with more than one Broker-Dealer in any jurisdiction where such multiple registrations would violate any applicable law.

(B) (a) Each current Form BD of Broker-Dealer Subsidiary is, and any Form BD of Broker-Dealer Subsidiary filed before the Exchange Date will be at the time of filing, in compliance with the applicable requirements of the Exchange Act, the rules thereunder and the rules of any Self-Regulatory Organization, as applicable; and (b) each Broker-Dealer Subsidiary serving a retail investor (as the term “retail investor” is defined In SEC Rule 17a-14 under the Exchange Act and in Form CRS adopted thereunder) has prepared and filed with the Commission a Form CRS complying with Rule 17a-14 and each such Form CRS is, and any amendment to Form CRS filed before the Exchange Date will be at the time of filing, in compliance with the applicable requirements of the Exchange Act. A Form CRS has been timely provided to each retail investor, and a current Form CRS has been posted as required on any website maintained by the Company or its subsidiaries.

(C) (a) Neither an Broker-Dealer Subsidiary, nor any of its affiliates, nor any of its “associated persons” (as defined in the Exchange Act) is (1) ineligible pursuant to Section 15(b) of the Exchange Act to serve as a Broker-Dealer or as an “associated person” of a Broker-Dealer, (2) subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act, (3) subject to any material Actions that would be required to be disclosed on Form BD or Forms U-4 or U-5 (and which Actions are not actually disclosed on such Person’s current Form BD or current Forms U-4 or U-5) to the extent that such Person or its associated persons is required to file such forms, or (4) subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of such Person as Broker-Dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act, and (b) there is no Action pending or, to the knowledge of the Company, threatened in writing by any Governmental Authority that would reasonably be expected to result in any of the circumstances described in the foregoing clauses (a)(1), (a)(2), (a)(3) and (a)(4).

(D) No fact relating to a Broker-Dealer Subsidiary or any “control affiliate” of an Broker-Dealer Subsidiary, as defined in Form BD requires any response in the affirmative to any question in Item 11 of Form BD, except to the extent that such facts have been reflected on Form BD of an Broker-Dealer Subsidiary, as applicable.

(E) The Brokerage Services performed by each Broker-Dealer Subsidiary have been conducted in compliance with all requirements of the Exchange Act, the rules and regulations of the Commission, FINRA, and any applicable state securities regulatory authority or Self-Regulatory Organizations, as applicable. Each Broker-Dealer Subsidiary has established, in compliance with requirements of applicable law, and maintained in effect at all times required by applicable law written policies and procedures reasonably designed to achieve compliance with the Exchange Act, the Commission rules thereunder, and the and the rules of each applicable Self-Regulatory Organization (“BD Compliance Policies”), including those required by (a) applicable FINRA rules, including FINRA Rule 3110, 3120 and 3130, (b) Anti-Money Laundering Laws, including a written customer identification program in compliance therewith, (c) privacy laws including policies and procedures with respect to the protection of nonpublic personal information about clients and other third parties and (iv) identity theft laws, and approved such principals, managers and other supervisors as are required under the aforementioned laws. All such BD Compliance Policies comply in all material respects with applicable laws.

(F) Each Broker-Dealer Subsidiary currently maintains, and has maintained, “net capital” (as such term is defined in Rule 15c3-1(c)(2) under the Exchange Act) equal to or in excess of the minimum “net capital” required to be maintained by the respective Broker-Dealer Subsidiary, and in an amount sufficient to ensure that it is not required to file a notice under Rule 17a-11 under the Exchange Act.

(G) No Governmental Authority has formally initiated any Action (other than ordinary course examinations) into a Broker-Dealer Subsidiary and no Broker-Dealer Subsidiary has received a written “wells notice,” other written indication of the commencement of an enforcement action from the Commission, FINRA or any other Governmental Authority, or other written notice alleging any material noncompliance with any applicable law governing the operations of each Broker-Dealer Subsidiary. The Company has no knowledge of any unresolved material violation or material exception raised by any Governmental Authority with respect to a Broker-Dealer Subsidiary. No Broker-Dealer Subsidiary has settled any Action of the Commission, FINRA or any other Governmental Authority. No Broker-Dealer Subsidiary was subject to any Action in connection with any applicable law governing the operation of a Broker-Dealer Subsidiary. No Broker-Dealer Subsidiary is currently subject to, and has not received any written notice of, an examination, inspection, investigation or inquiry by a Governmental Authority, and no formal examination or inspection has been started or completed for which no examination report is available.

(ii) Except for the Broker-Dealer Subsidiaries, none of the Company, any of its subsidiaries or any affiliate of the Company has been: (A) registered as a Broker-Dealer with the Commission or any state and other jurisdiction in which it was required to be so registered or (b) a member firm of FINRA or any other Self-Regulatory Organization. No natural person controlling, controlled by, or under common control with the TIG Entities, or otherwise associated with such an entity has engaged in functions that require him or her to be licensed as a representative or principal of, and registered with, any Broker-Dealer is registered with the Commission or a member firm of FINRA or any state or other jurisdiction or, if so registered, any such registration has not been suspended, revoked or rescinded and remain in full force and effect.

(hh) CPO/CTA Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(i) Each CPO/CTA Subsidiary (A) is duly registered as a CPO/CTA, (B) is a member in good standing of the National Futures Association and (C) has, since January 1, 2018, operated in compliance in all material respects with the rules and regulations of the Commodity Exchange Act, the CFTC and the National Futures Association.

(ii) Each CPO/CTA Subsidiary that was previously registered as a CPO/CTA or exempt from registration under the Commodity Exchange Act and required to file a notice claiming such exemption, and a member in good standing of the National Futures Association has since deregistered as a CPO/CTA, and is no longer required to be so registered or to file any notice claiming an exemption from such registration as a CPO/CTA. Each Exempt CTA/CPO Entity so required had duly claimed, and has complied, to the extent required with, an exemption from registration as a CPO/CTA.

(iii) Except for the CPO/CTA Subsidiaries, neither the Company nor any of its subsidiaries is required to be registered as a CPO/CTA (the “Exempt CTA/CPO Entities”). Each Exempt CTA/CPO Entity has duly claimed, and, since January 1, 2018, has complied, to the extent required, with, an exemption from registration as a CPO/CTA. Each natural Person whose functions require him or her to be licensed as an associated person of, and registered with, a CPO/CTA Subsidiary is registered with the National Futures Association and such registrations are not, suspended, revoked or rescinded and remain in full force and effect; and no such natural Person is registered with more than one entity in any jurisdiction where such multiple registrations would violate any applicable law. Each natural Person who is required to be listed as a principal of a CPO/CTA Subsidiary has filed a current Form 8-R with the National Futures Association, which is accurate in all material respects.

(iv) The current Form 7-R of each CPO/CTA Subsidiary is, and any Form 7-R of the Company or any affiliate filed before the Exchange Date will be at the time of filing, in compliance in all material respects with the applicable requirements of the Commodity Exchange Act, the rules thereunder and the rules of any Self-Regulatory Organization, as applicable.

(v) (A) None of the CPO/CTA Subsidiaries, or any of their affiliates, nor any of their “associated persons” (as defined in CFTC Rule 1.3) or “principals” (as defined in CFTC Rule 3.1) is (1) ineligible to serve as an “associated person” or “principal” of a CPO/CTA (2) subject to a “statutory disqualification” under Section 8a(2) of the Commodity Exchange Act, (3) subject to any material disciplinary Actions that would be required to be disclosed on Form 7-R or Form 8-R (and which disciplinary Actions are not actually disclosed on such Person’s current Form 7-R or current Form 8-R) to the extent that such Person or its associated persons or principals is required to file such forms, or (4) subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of such Person as a CPO/CTA or associated person or principal of a CPO/CTA under Section 8a(4) of the Commodity Exchange Act, and (B) there is no Action pending or, to the knowledge of the Company, threatened by any Governmental Authority that would reasonably be expected to result in any of the circumstances described in the foregoing clauses (A)(1), (2), (3) and (4).

(vi) No fact relating to a CPO/CTA Subsidiary or any “principal” of a CPO/CTA Subsidiary, as defined in Form 8-R, requires any response in the affirmative to any question relating to “Criminal Disclosures” in the Form 7-R or in the principal’s Form 8-R, except to the extent that such facts have been reflected on such forms.

(vii) To the knowledge of the Company, no Governmental Authority has formally initiated any Action into a CPO/CTA Subsidiary and no CPO/CTA Subsidiary has received any written indication of the commencement of an Action from the CFTC, the National Futures Association or any other Governmental Authority, or other notice alleging any material noncompliance with any applicable law governing its operations.

(viii) None of the Company, any of its subsidiaries, or any affiliate of the Company is or has been registered with the CFTC as a Futures Commission Merchant, or is registered with the National Futures Association or any other Governmental Authority as a Futures Commission Merchant, or has been required to be so registered.

(ii) No Labor Disputes. No material labor dispute, strike, slow down or other work stoppage with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect.

(jj) Certain Environmental Matters. The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(kk) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is subject to a favorable determination letter or advisory opinion, as applicable, from the Internal Revenue Service, and nothing has occurred, whether by action or by failure to act, that, to the best knowledge of the Company, is reasonably likely to result in the revocation of any such determination or opinion, as applicable; and (viii) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (viii) hereof, as would not reasonably be expected to have a Material Adverse Effect.

(ll) Sarbanes-Oxley; Internal Controls. Except as disclosed in the Preliminary Prospectus and Prospectus, (i) the Company and its subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, as of the Commencement Date and as of the Exchange Date; (ii) the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (iii) the Company and its subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and its subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the Commission Reports is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and its subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there has been (x) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (y) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and its subsidiaries are in compliance with all applicable securities and other laws, rules and regulations, and have used commercially reasonable efforts to cause their respective directors and officers, in their capacities as such, to comply with such laws, rules and regulations.

(mm) Insurance. Except, in the case of each of (i) and (ii), as would not be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; (ii) neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and (iii) the Company has no reason to believe that it or its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(nn) Foreign Corrupt Practices Act and UK Bribery Act 2010. None of the Company, any of its subsidiaries, directors, officers or, to the knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the U.K. Bribery Act of 2010, as amended, and the rules thereunder (the “UK Act”), or similar applicable law of any other jurisdiction or the rules and regulations under the FCPA, UK Act or similar applicable law of any other jurisdiction including, without limitation, (i) using any corporate funds for any offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person in violation of any applicable anti-corruption laws or (ii) making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, the UK Act or similar applicable law of any other jurisdiction and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA, the UK Act or similar applicable law of any other jurisdiction and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith and with the representations and warranties contained herein.

(oo) Compliance with Anti-Money Laundering Laws. The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(pp) OFAC. None of the Company, any of its subsidiaries, directors, officers or, to the knowledge of the Company, any agent, employee, affiliate or representative of the Company or any of its subsidiaries acting on behalf of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of applicable sanctions administered or enforced by the United States Government, including, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of country-wide or territory-wide Sanctions (as of the date of this Agreement, including but not limited to Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called People’s Republics of Donetsk, Luhansk, Kherson and Zaporizhzhia or any other territory or region of Ukraine) (each a “Sanctioned Country”). None of the Company, any of its subsidiaries, or any director, officer, or to the Company’s knowledge, any employee, agent, affiliate or representative of the Company or any of its subsidiaries, is a Person that is, or is 50% or more owned or controlled by one or more Persons that are the subject of applicable Sanctions, or located, organized or resident in a Sanctioned Country. For the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any and will not knowingly engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of comprehensive Sanctions or with a Sanctioned Country, except as would be permissible under relevant Sanctions.

(qq) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(rr) No Solicitation. The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of its securities or (ii) soliciting tenders or Consents by holders of Warrants pursuant to the Exchange Offer (except as contemplated in this Agreement).

(ss) No Registration Rights. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission.

(tt) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offer.

(uu) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(vv) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww) Registration Fees. The Company has paid the registration fee for Registration Statement pursuant to Rule 456(a) under the Securities Act or will pay such fee within the time period required by such rule and in any event prior to the Exchange Date.

(xx) Taxes, Fees and Charges. There are no transfer, stamp, issue, registration, documentary taxes or other similar fees or charges required to be paid in connection with the execution and delivery by the Company of this Agreement or of the exchange by the Company of the Warrants.

(yy) No Ratings. There are (and prior to the Exchange Date, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act.

Any certificate signed by any officer of the Company and delivered to the Dealer Manager or counsel for the Dealer Manager in connection with the Exchange Offer shall be deemed a representation and warranty by the Company as to matters covered thereby to the Dealer Manager. The Company acknowledges that, for purposes of the opinion to be delivered pursuant to Section 6 hereof, counsel to the Company will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

4. Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that the Dealer Manager will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer or Consent Solicitation other than one or more of the Offering Documents, or (2) make any public oral communications relating to the Exchange Offer or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6 of this Agreement.

5. Agreements. The Company agrees with the Dealer Manager that:

(a) The Company will furnish to the Dealer Manager and to counsel for the Dealer Manager, without charge, during the period beginning on the Commencement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto in such quantities as the Dealer Manager may reasonably request.

(b) Prior to the termination of the Exchange Offer and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(c) The Company will comply with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Shares issued in the Exchange Offer and Consent Solicitation, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer or Consent Solicitation is required to be delivered under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Offering Documents, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents to comply with applicable law, the Company will promptly: (i) notify the Dealer Manager of any such event or non-compliance at which time the Dealer Manager shall be entitled to cease soliciting tenders until such time as the Company has complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Dealer Manager and counsel for the Dealer Manager without charge in such quantities as the Dealer Manager may reasonably request. The Company will also promptly inform the Dealer Manager of any litigation or administrative action with respect to the Exchange Offer.

(d) The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Offering Documents or to withdraw, rescind or terminate the Exchange Offer or the Consent Solicitation or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer or the Consent Solicitation, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Manager with a copy of any such order), (iii) its awareness of the occurrence of any development that would reasonably be expected to result in a Material Adverse Change relating to or affecting the Exchange Offer or the Consent Solicitation and (iv) any other non-privileged information relating to the Exchange Offer, the Consent Solicitation, the Offering Documents or this Agreement which the Dealer Manager may from time to time reasonably request.

(e) The Company will make generally available (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System) to its security holders and the Dealer Manager as soon as practicable an earning statement (which need not be audited) that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(f) The Company will arrange, if necessary, for the qualification of the Shares for offer or sale in connection with the Exchange Offer under the laws of such jurisdictions as the Dealer Manager may designate and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares in connection with the Exchange Offer, in any jurisdiction in which it is not now so subject or to subject itself to taxation in any jurisdiction in which it is not now so subject. The Company will promptly advise the Dealer Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g) Prior to the termination of the Exchange Offer, the Company will not, and will not permit any of its Affiliates to, resell any Shares that have been acquired by them. The Company will cause all Warrants accepted in the Exchange Offer to be cancelled.

(h) The Company will cooperate with the Dealer Manager to permit the Shares to be eligible for clearance and settlement through The Depository Trust Company.

(i) The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(j) None of the Company, its Affiliates or any person acting on its or their behalf will take, directly or indirectly, any action that is designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares or the tender of Warrants in the Exchange Offer.

(k) The Company has arranged for Innisfree M&A Incorporated to serve as Information Agent and Continental Stock Transfer & Trust Company to serve as Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer and the Consent Solicitation.

(l) The Company will comply in all material respects with its agreements with the Information Agent and Exchange Agent and will not terminate such agreements prior to the consummation of the Exchange Offer as described in the Offering Documents.

(m) The Company and its subsidiaries will comply with all applicable securities and other laws, rules and regulations, and use commercially reasonable efforts to cause their respective directors and officers, in their capacities as such, to comply with such laws, rules and regulations.

(n) The Company will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act (including taking the actions necessary to ensure that the procedural requirements of Rule 14e-1 are satisfied), in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(o) The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the issuance of the Shares and the fees of the Information Agent and the Exchange Agent; (ii) the preparation, printing or reproduction of the Offering Documents and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offer; (iv) the preparation, printing, authentication, issuance and delivery of the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offer; (vi) any registration or qualification of the Shares for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction; (vii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offer; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) the fees and expenses incurred in connection with listing the Shares on The Nasdaq Global Market; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offer.

(p) The Company will promptly notify the Dealer Manager if the Company ceases to be an Emerging Growth Company at any time prior to the Exchange Date.

6. Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Commencement Date, any date on which Offering Documents are distributed to holders of the Warrants, the Effective Date, the Expiration Date and the Exchange Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have become effective on or prior to the Expiration Date.

(b) As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Dealer Manager.

(c) At each of the Commencement Date, the date on which the Registration Statement becomes effective and the Exchange Date, the Company shall have requested and caused an opinion of Goodwin Procter LLP, counsel to the Company, dated the Commencement Date, the date on which the Registration Statement becomes effective or Exchange Date, as applicable, in form and substance reasonably satisfactory to the Dealer Manager to have been delivered to the Dealer Manager, in each case addressed to, and in form and substance reasonably satisfactory to, the Dealer Manager.

(d) At each of the Commencement Date, the date on which the Registration Statement becomes effective and the Exchange Date, the Company shall have requested and caused an opinion of Milbank LLP, counsel to the Dealer Manager, dated the Commencement Date, the date on which the Registration Statement becomes effective or Exchange Date, as applicable, in form and substance reasonably satisfactory to the Dealer Manager to have been delivered to the Dealer Manager, in each case addressed to, and in form and substance reasonably satisfactory to, the Dealer Manager.

(e) At the Exchange Date, the Company shall have furnished to the Dealer Manager a certificate of the Company, signed by the chief executive officer and the principal financial or accounting officer of the Company, dated as of the Exchange Date, to the effect that the signers of such certificate have carefully examined the Offering Documents, any amendment or supplement to the Offering Documents and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct as of the Exchange Date with the same effect as if made on the Exchange Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Offering Documents, there has been no Material Adverse Change, except as set forth in or contemplated in the Offering Documents.

(f) On or after the Commencement Date (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(g) Subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Offering Documents, there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Documents, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Shares or solicit tenders of Warrants as contemplated by the Offering Documents.

(h) Prior to the Exchange Date, the Company shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Exchange Offer and the execution, delivery and performance of this Agreement.

(i) Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as they may reasonably request.

(j) Prior to the Exchange Date, the Shares shall have been approved for listing, subject to notice of issuance from The Nasdaq Global Market.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement or (ii) any of the opinion and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. In such event, the Dealer Managers shall be entitled to publicly disclose the cancellation of its participation in the Exchange Offer via press release, subject to prior notification of the Company. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Dealer Manager, the directors, officers, employees, agents and affiliates of the Dealer Manager and each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the Rule 165 Material, the notice of guaranteed delivery and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Company’s failure to make or consummate the Exchange Offer or the withdrawal, rescission, termination, amendment or extension of the Exchange Offer or any failure on the Company’s part to comply with the terms and conditions contained in the Offering Documents, (iv) any action or failure to act by the Company or its respective directors, officers, agents or employees or by any indemnified party at the request or with the consent of the Company in connection with the consummation of the Exchange Offer in accordance with the terms and conditions contained in the Offering Documents or (v) otherwise related to or arising out of the Dealer Manager’s engagement hereunder or any transaction or conduct in connection therewith, except that clauses (iii), (iv) and (v) shall not apply with respect to the portion of any losses that are finally judicially determined by a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of such indemnified party, and in the case of clause (i), (ii), (iii) or (iv) of this sentence, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) The Dealer Manager agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each person who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the Company’s indemnity in subclauses (i) and (ii) in Section 7(a) above from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Dealer Manager agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Company and the Dealer Manager may be subject in such proportion as is appropriate to reflect the relative benefits received by the Dealer

Manager on the one hand and the Company on the other from the Exchange Offer. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Dealer Manager shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Dealer Manager on the other in connection with the statements, omissions, actions or failure to act that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2 hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Shares (as of the Expiration Date) issued (plus any cash in lieu of fractional shares paid) in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Shares issuable and the cash consideration payable in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the Company or other conduct by the Company on the one hand or the Dealer Manager on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above (other than with respect to uncovered losses), in no event shall Oppenheimer & Co. Inc. be responsible under this paragraph for any amounts in excess of the amount of the compensation actually paid by the Company to Oppenheimer & Co. Inc. in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under the Agreement, including this Section 7, and amounts paid under this Section 7). Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Dealer Manager shall have the same rights to contribution as such Dealer Manager, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

8. Certain Acknowledgments. The Company understands that you and your affiliates (together, the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research). Members of the Group and businesses within the Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of the Group and/or their clients either now have or may in the future have interests, or take actions, that may conflict with our interests. For example, the Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Company or other entities connected with the Exchange Offer.

In recognition of the foregoing, the Company agrees that the Group is not required to restrict its activities as a result of this engagement, and that the Group may undertake any business activity without further consultation with or notification to the Company. Neither this Agreement, the receipt by the Group of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Group from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Group nor any member or business of the Group is under a duty to disclose to the Company or use on behalf of the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Group’s long-standing policy to hold in confidence the affairs of its customers, the Group will not use confidential information obtained from the Company except in connection with its services to, and its relationship with the Company.

The Company hereby acknowledges that you are acting as principal and not as a fiduciary of the Company and the Company’s engagement of you in connection with the transactions contemplated herein is as an independent contractor, on an arms-length basis under this Agreement with duties solely to the Company, and not in any other capacity including as a fiduciary. Neither this Agreement, your performance hereunder nor any previous or existing relationship between the Company and any member of or business within the Group will be deemed to create any fiduciary relationship. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company) as against the Group or their respective directors, officers, agents and employees. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the transactions contemplated herein (irrespective of whether any member of or business within the Group has advised or is currently advising the Company on related or other matters).

9. Termination; Representations, Acknowledgments and Indemnities to Survive.

(a) Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply with all of its covenants under this Agreement.

(b) Subject to clause (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise publicly distribute any amendment or supplement to the Offering Documents to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c) The respective agreements, representations, warranties, acknowledgments, indemnities and other statements of the Company or its officers and of the Dealer Manager set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Dealer Manager or the Company or any of the officers, directors or controlling person of the Company, and will survive delivery of and payment for the Shares. The provisions of Section 2, Section 5(m), Section 7, and Section 16 hereof, and this Section 9(c), shall survive the termination or cancellation of this Agreement.

10. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Dealer Manager to properly identify its clients.

11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed or delivered to:

Oppenheimer & Co. Inc.

85 Broad Street, 23rd Floor

New York, NY 10004

Email: dennis.mcnamara@opco.com; Attention: General Counsel

with a copy to (which shall not constitute notice):

Milbank LLP

55 Hudson Yards,

New York, New York 10001

Email: bnadritch@milbank.com Attention: Brett Nadritch

or, if sent to the Company, will be mailed or delivered to

AlTi Global, Inc.

520 Madison Ave., 21st Floor

New York, New York 10022

Email: CGraham@tiedemannadvisors.com Attention: Colleen Graham with a copy to (which shall not constitute notice):

Goodwin Procter LLP

620 8th Ave

New York, New York 10018

Email: SKirby@goodwinlaw.com Attention: Samantha M. Kirby

Email: JLetalien@goodwinlaw.com Attention: Jeffrey A. Letalien

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and, except as expressly set forth in Section 5(k) hereof, no other person will have any right or obligation hereunder.

13. Entire Agreement. Except as inconsistent with the Engagement Letter, this Agreement, and any documents referred to in it, constitute the whole agreement between the parties and supersede any arrangements, understanding or previous agreement between them relating to the subject matter they cover. In the event of any inconsistency between this Agreement and any documents referred to in it, the terms of this Agreement shall prevail.

14. Submission to Jurisdiction. The Company hereby submits to the jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under this Agreement and agrees that such service shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

18. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

19. Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Action” shall mean any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, bid protest, hearing, proceeding (including any civil, criminal, administrative, investigative or appellate or informal proceeding), litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Alvarium” shall mean Alvarium Investments Limited, an English private limited company.

“Alvarium Financial Statements” shall mean the audited consolidated statements of financial position and the related audited consolidated statements of income, equity and cash flows of Alvarium and its subsidiaries included in each of the Pre- Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, together with the related schedules and notes thereto.

“Broker-Dealer” shall mean a “broker” or “dealer” (as defined in Sections 3(a)(4) and 3(a)(5) of the Exchange Act) engaging in such activity from within the United States or with investors located in the United States (absent an available registration exception or exemption).

“Brokerage Services” shall mean brokerage, broker-dealer transaction processing, dealer, distributorship, custodial, and related services, or any other services that involve acting as a Broker-Dealer, and performing ancillary services and activities related or incidental thereto.

“CFTC” shall mean the U.S. Commodity Futures Trading Commission.

“Class A Common Stock” shall mean the Class A common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Exchange Act) of the Exchange Offer.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commission Reports” shall mean any reports the Company files with the Commission pursuant to the Exchange Act and are incorporated by reference into the Offering Documents.

“CPO/CTA” shall mean a company that is registered with the CFTC or the National Futures Association as a Commodity Pool Operator and/or Commodity Trading Advisor.

“CPO/CTA Subsidiary” shall mean a Company subsidiary that is registered as a CPO/CTA.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Securities Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Agent” shall mean Continental Stock Transfer & Trust Company.

“Exchange Date” shall mean the date on which the Company issues the Shares in exchange for the tendered Warrants pursuant to the Exchange Offer.

“Expiration Date” shall mean one minute after 11:59 p.m., Eastern Time, on June 2, 2023, or such later time and date as may be extended by the Company in its sole discretion.

“Futures Commission Merchant” shall mean a futures commission merchant registered with the CFTC, the National Futures Association or any other Governmental Authority.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” shall mean any United States federal, state, county or local or non-United States government, governmental, supra-national, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial or arbitral body.

“Information Agent” shall mean Innisfree M&A Incorporated.

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.

“Investment Advisory Services” shall mean investment management or investment advisory services, including any sub-advisory services, that involve acting as an “investment adviser” within the meaning of the Investment Advisers Act.

“Material Adverse Change” shall mean, with respect to the Company, any change that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

“Material Adverse Effect” shall mean (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Offering Documents” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the Rule 165 Material, the notice of guaranteed delivery and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company.

“Pre-Effective Registration Statement” shall mean the registration statement, filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents deemed part of or incorporated by reference into such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including the documents incorporated or deemed to be incorporated by reference therein.

“Private Warrants” shall mean the warrants issued to certain parties in a private placement in connection with the closing of the initial public offering of the Company’s predecessor, Cartesian Growth Corporation, that have not become Public Warrants under the Warrant Agreement as a result of being transferred to any person other than permitted transferees.

“proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the final prospectus included in the Registration Statement (together with any supplement and amendment thereto and including the documents incorporated or deemed to be incorporated by reference therein), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Public Fund” shall mean each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (a) that is registered with the Commission as an investment company under the Investment Company Act (including any business development company regulated as such under the Investment Company Act), and (b) for which a Company or one or more of its Company Subsidiaries acts as the sponsor, general partner, managing member, trustee, investment manager, investment adviser, sub-adviser, or in a similar capacity; provided, however, that the term “Public Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“Public Warrants” shall mean the warrants (i) sold as part of the units in the initial public offering of the Company’s predecessor, Cartesian Growth Corporation (whether they were purchased in the initial public offering or thereafter in the open market) or (ii) initially issued to certain parties as Private Warrants that have been transferred to any person other than permitted transferees.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents deemed part of or incorporated by reference into such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Securities Act relating thereto after the effective date of such registration statement, shall mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“RIA Entity” shall mean any subsidiary of the Company that is registered as an investment adviser under the Investment Advisers Act or that is registered under the applicable law of a country outside of the United States of America to provide Investment Advisory Services in the country where such subsidiary provides such services.

“Rule 165 Material” shall mean any written communication made in connection with or relating to the Exchange Offer in reliance on Rule 165 of the Securities Act, and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Self-Regulatory Organization” shall mean a self-regulatory organization, including any “self-regulatory organization” as such term is defined in Section 3(a)(26) of the Securities Act, any “self-regulatory organization” as such term is defined in CFTC Rule 1.3, and any other U.S. or non-U.S. securities exchange, futures exchange, futures association, commodities exchange, clearinghouse or clearing organization.

“Sub-advisory Relationship” shall mean any contract pursuant to which a Company or any of its subsidiaries provides sub-advisory services to any investment fund or other collective investment vehicle (including any general or limited partnership, trust, or limited liability company and whether or not dedicated to a single investor) or any account whose sponsor, principal adviser, general partner, managing member or manager is any person who is not a Company or one of its subsidiaries.

“Trading Market” shall mean any of the following markets or exchanges on which the Class A Common Stock is listed or quoted for trading on the date in question: The Nasdaq Global Market (or any successors to any of the foregoing).

“Transaction Documents” shall mean this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“U.S.” or the “United States” shall mean the United States of America.

[Signature Pages to Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,
ALTI GLOBAL, INC.

By:
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

OPPENHEIMER & CO. INC.

By:
Name:
Title:

Schedule A

Dealer Manager Fee

The Fee paid to Oppenheimer & Co. Inc., as Dealer Manager, shall be equal to $1,250,000. The Company shall pay the Dealer Manager the Fee in accordance with the terms of the engagement letter between the Dealer Manager dated March 24, 2023.

Capitalized terms used, but not defined, herein shall have the meanings ascribed to them by the Agreement of which this schedule is a part.

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